UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2023

IAC Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2023, the board of directors of IAC Inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated By-Laws (as so amended, the “Amended and Restated By-Laws”), effective concurrently with such adoption. Among other things, the amendments to the Amended and Restated By-Laws:

•	update the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and other proposals made in connection with annual meetings of stockholders by, among other things:
•	requiring additional background information and disclosures regarding proposing stockholders and proposed nominees;
•	requiring any stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), and to provide reasonable evidence that certain requirements of such rule have been satisfied;
•	requiring that stockholders proposing any nominees or business provide any additional information as may reasonably be requested by the Company;
•	requiring that stockholders seeking to nominate directors deliver notice to the Company that they have met all applicable requirements of Rule 14a-19 no later than five business days prior to the applicable meeting date;
•	requiring that information regarding stockholders submitting a nomination and their nominees be true as of the record date for (and as of ten business days prior to) the applicable meeting date; and
•	requiring stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Company’s board of directors; and
•	require stockholders to provide notice of any proposed nomination or business no earlier than 120 days (and no later than 90 days) prior to the applicable annual meeting.

The foregoing summary of the amendments to the Amended and Restated By-Laws is subject to, and is qualified in its entirety by reference to, the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of IAC Inc. (effective September 14, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC Inc.

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President & Chief Legal Officer

Date: September 18, 2023

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